SUPPLEMENT TO THE PROSPECTUS

                         PROSPECTUS DATED JULY 10, 1995
                   (as previously supplemented July 26, 1995
                              and August 8, 1995)

                 Templeton Americas Government Securities Fund

                                                       * * *

                        PROSPECTUS DATED AUGUST 1, 1995

                         Franklin Templeton Japan Fund

                                                       * * *

The prospectuses for the above Funds are hereby supplemented by adding the following language at the end of the first paragraph in the section entitled "EXCHANGE PRIVILEGE":

         Although there are no exchanges between different classes of shares, shareholders of a Class II Franklin Templeton Fund may, however, elect to direct their dividends and capital gain distributions to the Fund at net asset value.


The following language is added to the second paragraph of the section "HOW TO BUY SHARES OF THE FUND - NET ASSET VALUE PURCHASES" and after the first sentence in the section entitled "HOW TO SELL SHARES OF THE FUND - REINSTATEMENT PRIVILEGE:


         Shareholders of a Class II Franklin Templeton Funds may also invest such distributions at net asset value in a Class I Franklin Templeton Fund.



October 2, 1995                                             TLAJ STKR 09/95